SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 17, 2004

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota

(State or other jurisdiction of incorporation)

0-13257	41-16810894
(Commission file number)	(IRS Employer Identification No.)

1120 Wayzata Boulevard East, Suite 201

Wayzata, MN 55391

(Address of principal executive offices)

(952) 345-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Secutities Ace (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c)

Item 8.01  Other Events.

                On December 17, 2004, the Company issured a press release updating its expectations regarding revenues and earnings for the fourth quarter and year ending December 31, 2004.  A copy of the release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 17, 2004.

SIGNATURES

                Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 20, 2004

NORTECH SYSTEMS INCORPORATED

By:	/s/ Michael J. Degen
Chief Executive Officer